Exhibit 10.23

PLEDGE AGREEMENT

(Security Agreement for Guaranty)

SMG INDUSTRIES, INC, a Delaware corporation (“Debtor), and AMERISOURCE FUNDING, INC., a Texas corporation (“Secured Party”) agree, effective September 07, 2021, as follows:

1.	Background and Purpose

The parties acknowledge that 5J TRUCKING, LLC, a Texas limited liability company, 5J OILFIELD SERVICES, LLC, a Texas limited liability company, 5J SPECIALIZED LLC, a Texas limited liability company, 5J TRANSPORTATION, LLC, a Texas limited liability company, and 5J BROKERAGE, LLC, a Texas limited liability company (the “Borrower”, whether one or more, jointly and severally), has executed one or more promissory notes payable to the order of Secured Party in the original principal amount of $12,740,000.00 (collectively, the “Note”), and Debtor (also as the “Guarantor”) has executed a Guaranty Agreement to secure Borrower’s obligations under the Note. The parties further acknowledge that to secure Guarantor’s obligations under the Note, and the Guaranty Agreement, and Debtor’s obligations under this Agreement, Debtor has agreed to grant Secured Party a security interest as provided below and that the parties desire to set forth more fully the terms of their understanding in this Agreement.

2.	Grant of Security Interest

To secure Debtor’s Obligations (as defined in Paragraph 3 below), Debtor grants to Secured Party a security interest in the Collateral (as defined in Paragraph 4 below).

3.	Obligations

For purposes of this Agreement, “Obligations” means any and all debts, obligations, and liabilities of Borrower and Debtor to Secured Party, including but not limited to those arising out of, or relating in any way to the Note, any Deed of Trust, any guaranties, and any obligations of Debtor to Secured Party pursuant to this Agreement, whether existing or arising after the date of this Agreement, including but not limited to the Guaranty, if any; whether voluntary or involuntary; whether jointly owned with others; whether direct or indirect; or whether absolute or contingent; and whether or not from time to time amended, modified, extended, increased, decreased, extinguished, created, or incurred.

4.	Collateral

For purposes of this Agreement, “Collateral” means all assets, including:

(a)	All equipment wherever located, and all accounts, inventory, goods, payment intangibles, general intangibles, (including intellectual property such as patents, trademarks and copyrights), commercial tort claims, contract rights, and all other personal property; and

(b)	All proceeds and products of the foregoing, in any form, including, without limitation, proceeds of any insurance relating to such collateral; proceeds consisting of any of the above types of collateral; all awards made in eminent domain proceedings or purchased in lieu of such eminent domain proceedings; proceeds of any noncommercial tort cause of action in existence, now or after the date of this Agreement; and all replacements, substitutions, renewals, returns, additions, accessions, rents, royalties, issues, documents of ownership, and receipts for any of the foregoing.

5.	Representations and Warranties

As a material inducement to Secured Party under this Agreement, Debtor represents and warrants that the following are and shall remain true and correct:

5.1	Title

Except as otherwise disclosed to Secured Party, Debtor is the owner of all right, title, and interest in the Collateral free and clear of all liens, encumbrances, and security interests, except the security interest created by this Agreement.

5.2	Truth

All information that Debtor has provided to Secured Party concerning the Collateral is true and correct in all material respects.

5.3	Defenses

No defenses, offsets, claims, or counterclaims exist against Debtor that may be asserted against Secured Party in any proceeding to enforce Secured Party’s rights in the Collateral.

5.4	Conflict

The execution, delivery, and performance of this Agreement by Debtor is not in violation of any applicable law or regulation or contractual obligation of Debtor.

5.5	First Priority Lien

The liens granted to Secured Party under this Agreement will constitute a first priority lien on the Collateral on the filing of a UCC-1 Financing Statement and Debtor’s grant of such lien to Secured Party does not constitute a fraudulent conveyance under any applicable law. Any landlord’s lien and other lien in favor of Borrower are hereby subordinated.

5.6	Good Standing

Debtor is duly organized, validly existing, and in good standing under the laws of the State of Delaware.

5.7	Due Authorization

Debtor has been duly authorized to execute and deliver this Agreement, which is a valid and binding obligation of Debtor.

5.8	Survival of Representations and Warranties

All of the Debtor’s representations and warranties contained in this Agreement shall survive its execution and until all Obligations are satisfied.

6.	Covenants of Debtor

6.1	Protection of Security Interest and Collateral – Insurance

Contemporaneously with the execution of this Agreement, Secured Party shall file one or more UCC-1 Financing Statements to enable Secured Party to perfect Secured Party’s security interest in the Collateral. Debtor agrees also to execute, file, and record such other statements, notices, and agreements, take such action and obtain such certificates and documents, in accordance with all applicable laws, statutes, and regulations as may be necessary or advisable to perfect, evidence, and continue Secured Party’s security interest in the Collateral. Debtor, Guarantor or an affiliate of either party, must maintain insurance on the Collateral, in the amounts, form and substance as required in Secured Party’s reasonable discretion, and Debtor shall cause Secured Party to be designated as an additional insured on such Policy(ies).

6.2	Transactions Involving Collateral

Debtor shall not, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld, (a) sell, offer to sell, or otherwise transfer the Collateral except in the ordinary course of business, or (b) pledge, mortgage, encumber, or otherwise permit the Collateral to be subject to any lien, security interest, or charge, other than the security interest created by this Agreement.

6.3	Compliance with Laws

Debtor shall comply with all laws, statutes, and regulations pertaining to the Collateral.

6.4	Taxes, Assessments, and Liens

Debtor shall pay when due all taxes, assessments, and liens with regard to the Collateral. Debtor may withhold any such payment or may elect to contest any lien if Debtor is conducting appropriate proceedings in good faith to contest the obligation to pay and so long as Secured Party’s interest is not jeopardized.

6.5	Notification of Change in Name

The Debtor shall notify the Secured Party in writing of a change in the Debtor’s name, identity, or corporate structure within ten (10) days after the change. The Debtor shall also cooperate with the Secured Party to enable the Secured Party to file either a new UCC-1 Financing Statement or an amendment to the existing UCC-1 Financing Statement to reflect the change and to continue the Secured Party’s security interest in the Collateral.

6.6	Financial Reporting

The Debtor shall supply, or cause to be supplied to Secured Party, the following financial reports, along with any other financial reports requested by Secured Party:

(a)	Within thirty (30) days after filing, a copy of the Borrower’s and Guarantor’s federal income tax return.

(b)	Within ninety (90) days following the end of its fiscal year, a copy of Borrower’s and Guarantor’s annual financial statements.

(c)	Within fifteen (15) days following the end of the month, a copy of Borrower’s and Guarantor’s monthly profit and loss statement, statement of cash flow and all other financial reports reasonably requested by Lender.

7.	Authorized Action by Secured Party

Debtor irrevocably appoints Secured Party as Debtor’s attorney in fact to do any act that Debtor is obligated to do pursuant to this Agreement to preserve or protect the Collateral and to preserve, protect, or establish Secured Party’s lien on the Collateral. Debtor further irrevocably appoints Secured Party to exercise such rights and powers as Debtor might exercise with respect to the Collateral following an Event of Default, as defined below. These powers shall include without limitation the right to:

(a)	Collect by legal proceedings or otherwise, and endorse, receive, and receipt all dividends, interest, payments, proceeds, and other sums and property now or after the date of this Agreement payable on account of the Collateral,

(b)	Transfer the Collateral to Secured Party’s own or Secured Party’s nominee’s name, and

(c)	Make any compromise or settlement and take any action Secured Party deems advisable with respect to the Collateral. Debtor agrees to reimburse Secured Party on demand for any costs and expenses, including without limitation reasonable attorney fees, which Secured Party may incur while acting as Debtor’s attorney in fact under this Agreement, all of which costs and expenses are included in the Obligations secured by this Agreement. Secured Party shall have no obligation to act pursuant to this paragraph and shall not be required to make any presentment, demand, or protest, or give any notice or take any action to preserve any rights against any other person in connection with the Collateral.

8.	Defaults and Remedies

8.1	Event of Default

Any of the following events or conditions shall constitute an Event of Default by Debtor under this Agreement:

(a)	Default in payment of the Obligations in accordance with the terms of the Note, that has not been cured within any applicable cure period;

(b)	Default in payment of the Guaranty, that has not been cured within any applicable cure period;

(c)	Default in the performance of any Obligations or breach of any agreement, representation, covenants, or warranty contained in this Agreement, or in any other agreement between Debtor and Secured Party or between Debtor and any third party, that has not been cured within any applicable cure period;

(d)	Any levy or proceeding against the Collateral or Debtor’s interest in the Collateral, except if Debtor is conducting appropriate proceedings in good faith to contest the levy or proceeding; or

(e)	The filing of a petition by or against Borrower and/or Debtor under the provisions of the Bankruptcy Code.

(f)	If Debtor is not an individual, any change in ownership or operational control of Debtor shall constitute an event of default hereunder. Control means the direct or indirect power to direct or cause direction of the management and policies of an entity, whether through ownership or voting securities, by contract or otherwise. Upon change of control, Secured Party may declare the Note secured by this Security Agreement immediately payable and invoke any remedies provided in this Security Agreement for default. Furthermore, if Debtor sells, disposes, transfers or conveys all or substantially all of Debtor’s assets or sells any assets outside the normal course of business, Secured Party may declare the Note secured by this Security Agreement immediately payable and invoke any remedies provided in this Security Agreement for default.

8.2	Remedies

On the occurrence of an Event of Default, Secured Party:

(a)	Shall have and may exercise all rights and remedies accorded to Secured Party by the Texas Uniform Commercial Code (including self-help remedies);

(b)	May declare all unperformed Obligations, in whole or in part, of Debtor immediately due and payable without demand or notice; and

(c)	May require Debtor to take any and all action necessary to make the Collateral available to Secured Party.

8.3	Remedies Cumulative

All of Secured Party’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Secured Party to pursue any remedy shall not exclude pursuit of any other remedy.

9.	Waiver of Hearing

Debtor expressly waives any constitutional or other right to a judicial hearing prior to the time Secured Party takes possession or disposes of the Collateral on an Event of Default as provided in Paragraph 8 above.

10.	Waiver

Secured Party shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right.

11.	Additional Documentation; Cooperation

Each party shall, on the request of the other, execute, acknowledge, and deliver to the other any instrument that may be required to accomplish the intent of this Agreement. Each party agrees to cooperate to effectuate the intent of this Agreement and shall take all appropriate action necessary or useful in doing so.

12.	Miscellaneous

12.1	Successors and Assigns

Subject to the provisions otherwise contained in this Agreement, this Agreement shall inure to the benefit of and be binding on the successors and assigns of the respective parties.

12.2	Notices

Any notice under this Agreement shall be in writing, and any written notice or other document shall be deemed to have been duly given (a) on the date of personal service on the parties, (b) on the third business day after mailing, if the document is mailed by registered or certified mail, (c) one day after being sent by professional or overnight courier or messenger service guaranteeing one day delivery, with receipt confirmed by the courier, or (d) on the date of transmission if sent by telegram, telex, telecopy, or other means of electronic transmission resulting in written copies, with receipt confirmed. Any such notice shall be delivered or addressed to the parties at the addresses set forth below or at the most recent address specified by the addressee through written notice under this provision. Failure to conform to the requirement that mailings be done by registered or certified mail shall not defeat the effectiveness of notice actually received by the addressee.

12.3	Amendment

The provisions of this Agreement may be modified at any time by written agreement of the parties. Any such agreement made after the date of this Agreement shall be ineffective to modify this Agreement in any respect unless in writing and signed by Secured Party.

12.4	Attorney Fees; Prejudgment Interest

If the services of an attorney are required by Secured Party to secure the performance of this Agreement or otherwise on the breach or default of this Agreement, or if any judicial remedy or arbitration is necessary to enforce or interpret any provision of this Agreement or the rights and duties of any person in relation to this Agreement, Secured Party shall be entitled to reasonable attorney fees, costs, and other expenses, in addition to any other relief to which Secured Party may be entitled. Any award of damages following judicial remedy or arbitration as a result of the breach of this Agreement or any of its provisions shall include an award of prejudgment interest from the date of the breach at the maximum amount of interest allowed by law.

12.5	Post-Judgment Attorney Fees

If the services of an attorney are required by any party to enforce a judgment rendered in connection with this Agreement, the judgment creditor shall be entitled to reasonable attorney fees, costs, and other expenses, and such fees, costs, and expenses shall be recoverable as a separate item. This provision shall be severable from all other provisions of this Agreement, shall survive any judgment, and shall not be deemed merged into the judgment.

12.6	Captions

All paragraph captions are for reference only and shall not be considered in construing this Agreement.

12.7	Severability

If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of the Agreement that can be given effect without the invalid provision shall continue in full force and effect and shall in no way be impaired or invalidated.

12.8	Governing Law

The rights and obligations of the parties and the interpretation and performance of this Agreement shall be governed by the law of the State of Texas, excluding its conflict of laws rules.

12.9	Venue

Debtor agrees that any actions arising under this Agreement shall be heard and resolved exclusively in the courts in Harris County, Texas.

12.10	Entire Agreement

This document and its exhibits constitute the entire agreement between the parties, all oral agreements being merged in this Agreement, and supersede all prior representations. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties relating to the subject matter of this Agreement that are not fully expressed in this Agreement or its exhibits.

12.11 WAIVER OF JURY TRIAL

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND DEBTOR ACKNOWLEDGES THAT SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS JURY TRIAL WAIVER SECTION.

12.12 WAIVER OF CONSUMER RIGHTS.

DEBTOR WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF DEBTOR’S OWN SELECTION, DEBTOR VOLUNTARILY CONSENTS TO THIS WAIVER.

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{Signature Pages Follow}

SECURED PARTY:

AMERISOURCE FUNDING, INC.,
a Texas corporation

By:	/s/ Joseph L. Page
Signature of Authorized Representative

Printed Name:	Joseph L. Page
Title:	EVP and General Counsel

DEBTOR:

SMG INDUSTRIES, INC.,
a Delaware corporation

By:	/s/ Allen R. Parrott
Allen R. Parrott, Chief Financial Officer